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               SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC  20549

                      _____________________

                            FORM 8-K

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

                      _____________________


Date of Report (Date of earliest event reported):  October 2, 1996

                          TOYS "R" US, INC.
       (Exact Name of Registrant as Specified in Charter)


        Delaware                 1-11609            22-3260693
(State or Other Jurisdiction   (Commission        (IRS Employer
   of Incorporation)           File Number)    Identification No.)


       461 From Road, Paramus, New Jersey         07652
      (Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code:(201) 262-7800


  (Former Name or Former Address, if Changed Since Last Report)

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

Item 5.   Other Events.

          On October 2, 1996, Toys "R" Us, Inc.(the "Company") announced the execution of a definitive merger agreement with Baby Superstore, Inc. The complete text of the press release issued by the Company is attached hereto as an exhibit.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          c.   Exhibits

               99.  Press Release, dated October 2, 1996

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TOYS "R" US, INC.


Dated:  October 2, 1996            By:     /s/ Louis Lipschitz
                                           Louis Lipschitz
                                           Executive Vice President
                                           and Chief Financial Officer